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                                                                   EXHIBIT 10.86

                              AMENDMENT NUMBER SIX
                        COUNTRYWIDE FINANCIAL CORPORATION
                             1987 STOCK OPTION PLAN
                   (AMENDED AND RESTATED AS OF JULY 12, 1989)

         WHEREAS, the Board of Directors of Countrywide Financial Corporation (the "Company") declared a stock dividend effective as of April 12, 2004, which represents a 3-for-2 split of the Company's common stock;

         WHEREAS, pursuant to Section 17 of the Countrywide Financial Corporation 1987 Stock Option Plan (the "1987 Stock Plan"), the Compensation Committee of the Board of Directors ("the Committee") or the Board shall determine the appropriate adjustments, if any, to make;

         NOW THEREFORE, the Plan is amended to read as follows effective December 17, 2003.

         1. Section 3, SHARES SUBJECT TO PLAN, of the 1987 Stock Plan is hereby deleted and new Section 3 is inserted in its place as follows:

                           "Subject to Section 17 hereof, the stock to be
                  offered under this Plan shall be authorized but unissued Shares. The aggregate number of Shares issuable under this Plan shall not exceed 3,000,000 Shares, of which no more than 1,917, 763 may be issuable to directors, subject to adjustment as set forth in Section 17 of this Plan. If any options granted under the Plan shall terminate, expire or be cancelled without having been exercised in full, the Shares not purchased under such options again shall be available for the purpose of the Plan."

         IN WITNESS WHEREOF, The Company has caused this Amendment Number Six to be executed by its duly authorized officer this 14th day of April, 2004.

                                        Countrywide Financial Corporation

                                        By: /s/ Thomas H. Boone
                                            ------------------------------------
                                                Thomas H. Boone
                                                Managing Director,
                                                Chief Administrative Officer

/s/ Gerard A. Healy
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Gerard A. Healy
Assistant Secretary